UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 7, 2019 (November 7, 2019)
Date of Report (date of earliest event reported)

Rimini Street, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37397	36-4880301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3993 Howard Hughes Parkway, Suite 500
Las Vegas, NV 89169
(Address of principal executive offices) (Zip Code)

(702) 839-9671
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	RMNI	The Nasdaq Global Market
Public Units, each consisting of one share of Common Stock, $0.0001 par value, and one-half of one Warrant	RMNIU	OTC Pink Current Information Marketplace
Warrants, exercisable for one share of Common Stock, $0.0001 par value	RMNIW	OTC Pink Current Information Marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 7, 2019, Rimini Street, Inc. (“we,” “us,” “our” or the “Company”) issued a press release announcing, among other things, our financial results for the third quarter ended September 30, 2019. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 2.02 by reference.

The information presented in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or specifically incorporate it by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 4, 2019, Mr. Thomas Sabol delivered notice of his resignation as Senior Vice President and Chief Financial Officer of the Company to be effective November 15, 2019 to pursue another opportunity in the state in which he resides. Mr. Sabol’s resignation states that his departure is not the result of any dispute or disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Company is actively recruiting a new Chief Financial Officer.

On November 5, 2019, the Company appointed Mr. Stanley Mbugua as its Group Vice President and Chief Accounting Officer effective immediately as the Company’s principal accounting officer. Mr. Mbugua has been Vice President and Corporate Controller since he joined the Company on September 25, 2017. Prior to joining the Company, from March 2015 through September 2017, Mr. Mbugua served as Senior Director & Corporate Controller of Lattice Semiconductor Corporation (Nasdaq: LSCC, previously, Silicon Image, Inc.). Mr. Mbugua began working at Silicon Image, Inc. in August 2011 and held various positions, including Senior Director & Corporate Controller, Director of Accounting, Assistant Controller and Revenue Manager, until Silicon Image, Inc. was acquired by Lattice Semiconductor Corporation in March 2015, at which time he was appointed to be Senior Director and Corporate Controller of the combined company. Earlier in his career, Mr. Mbugua worked at both PricewaterhouseCoopers and BDO on audit and consulting engagements for both privately held and publicly-traded companies. Mr. Mbugua received his Bachelor of Accounting Degree from the University of Nairobi and is an active Certified Public Accountant. In connection with, and effective as of, his appointment as the Company’s Group Vice President and Chief Accounting Officer, Mr. Mbugua’s base salary was increased to $286,000 per year, and he was awarded 10,000 restricted stock units. Each restricted stock unit represents a contingent right to receive one share of the Company’s common stock upon vesting and will vest in three equal annual installments on the applicable anniversary of the grant date, subject to Mr. Mbugua’s continued service to the Company on the applicable vesting date.

Mr. Mbugua was not appointed as the Company’s Chief Accounting Officer and principal accounting officer pursuant to any arrangement or understanding with any other person. Mr. Mbugua does not have any family relationships with any executive officer or director of the Company, and he is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing, among other things, the appointment of Mr. Mbugua and resignation of Mr. Sabol, is attached to this Current Report on Form 8-K as Exhibit 99.1. Information in such press release relating to the appointment of Mr. Mbugua and the resignation of Mr. Sabol shall be considered “filed” under the Exchange Act and incorporated by reference in our filings under the Securities Act and the Exchange Act.

ITEM 7.01	REGULATION FD DISCLOSURE

Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference. The information presented in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless we specifically state, as we do in the preceding paragraph, that the information is to be considered “filed” under the Exchange Act or specifically incorporate it by reference in any filing under the Securities Act or the Exchange Act.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits.

Exhibit No.	Exhibit Title

99.1	Press release dated November 7, 2019 announcing the Company's results for the third quarter September 30, 2019 (Furnished Only)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMINI STREET, INC.

Dated: November 7, 2019	By:	/s/ Seth A. Ravin
Name: Seth A. Ravin
Title: Chief Executive Officer

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